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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2002
                                                         ----------------



                               GLYCOGENESYS, INC.
                               ------------------
               (Exact name of registrant as specified in charter)



           NEVADA                    0-26476                    33-0231238
           ------                    -------                    ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)            Identification No.)


                31 St. James Avenue, Boston, Massachusetts 02116
                ------------------------------------------------
              (Address of principal executive officers) (Zip Code)

       Registrant's telephone number, including area code: (617) 422-0674
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 9.  REGULATION FD DISCLOSURE

         GlycoGenesys, Inc. (the "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 contains the certification of the Company's Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 which was transmitted to the Securities and Exchange Commission in correspondence accompanying the Company Quarterly Report of Form 10-Q/A for the quarter ending June 30, 2002.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, unless specifically incorporated by reference. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Form 8-K.

Exhibit Number    Description
--------------    -----------

99.1 CEO and CFO Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 31, 2002            By: /s/ Bradley J. Carver
                                        ---------------------
                                        Bradley J. Carver
                                        President and Chief Executive Officer